SPRINGING CASH MANAGEMENT AGREEMENT

This SPRINGING CASH MANAGEMENT AGREEMENT (this “Agreement”) is entered into as of September 23, 2026, by and among ENVY RECREATIONAL LLC, a Delaware limited liability company, ENVY DEVELOPMENT DE, LLC, a Delaware limited liability company (individually or collectively as the context may require, jointly and severally, “Borrower”), PNC BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Deposit Bank”) and LOANCORE CAPITAL CREDIT REIT LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”).

RECITALS:

A.                 Pursuant to the terms of a Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), Lender has agreed to provide financing (the “Loan”) to Borrower, which is secured by, among other things, the Property (as defined in the Loan Agreement).

NOW THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

Other Defined Terms

Section 1.1.

(a)               As used herein the following capitalized terms shall have the respective meanings set forth below:

“Active” shall mean the account being open and available to transact. This status of the account is also referred to as a springing status.

“Authorized Representative” shall mean a natural person authorized to execute this Agreement, amendments to the Agreement or exhibits and to provide instructions, and who is identified on an incumbency certificate in the form of Exhibit B-1, B-2, or B-3, as applicable, delivered to Deposit Bank.

“Business Day” shall mean any day other than (i) a Saturday and a Sunday and (ii) a day on which federally insured depository institutions in New York, New York are authorized or obligated by law, governmental decree or executive order to be closed.

“Cash Management Period” shall have the meaning set forth in the Loan

Agreement.

“Collateral” shall have the meaning set forth in Section 6.2 hereof.

“Inactive” shall mean the account being open and unavailable to transact. This status of the account is also referred to as an unsprung status.

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“Loan Satisfaction Event” shall mean the satisfaction in full of the Obligations.

“Master User Agreement” shall mean an agreement between the Deposit Bank and a Person that identifies such Person’s designated users, including their access and permissions to the PNC PAID portal.

“Obligations” shall mean any and all debt, liabilities and obligations of Borrower to Lender pursuant to or in connection with the Loan, whether now or hereafter existing, including without limiting the generality of the foregoing, the indebtedness evidenced by the Note, all interest accruing thereon, and any and all debt, liabilities and obligations of Borrower under the Loan Documents.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Servicer” shall mean an entity designated by Lender to exercise Lender’s rights and responsibilities under this Agreement, by written notice to Deposit Bank. Deposit Bank shall have the right to rely on instructions and other communications received from Servicer to the same extent as if such instructions or other communications were received directly from Lender.

“Springing Cash Management Account” also referred to as Cash Management Account in this agreement, shall have the meaning set forth in Section 2.1 hereof.

“Trigger Event” shall mean Lender or its Servicer provides written notice to Deposit Bank relating to the account status of Active (springing) or Inactive, per covenants and conditions of this Agreement and the Loan Agreement.

“UCC” shall have the meaning set forth in Section 2.4 hereof.

(b)               The meanings given to capitalized terms defined herein shall be equally applicable in both singular and plural forms of such terms.

(c)               Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

ARTICLE 2

Establishment of the Springing Cash Management Account.

Section 2.1. Borrower has established and maintains at Deposit Bank a deposit account bearing account number 1098144188 (the “Springing Cash Management Account”) and which is entitled “Envy Development DE, LLC, as Borrower, for the benefit of Lender, as Secured Party – Cash Management Account.” Borrower and Lender acknowledge and agree that the Deposit Bank will not be required to establish or open the Cash Management Account, or provide any services under this Agreement, if such account opening would violate Deposit Bank’s policies

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and procedures. Lender shall have the right to cause Deposit Bank to entitle the Cash Management Account with such other designation as Lender may select in its reasonable discretion to reflect any assignment or transfer by Lender of its rights hereunder. Following the establishment of the Springing Cash Management Account, the account shall be maintained throughout the term of this Agreement.

Section 2.2. The Springing Cash Management Account will default at creation to an Inactive account (unsprung) status. Upon the occurrence or cure of a Trigger Event, Lender will deliver notice to Deposit Bank in the form of an executed Exhibit C, attached hereto. The account will change from Active to Inactive status depending upon the options selected on the executed Exhibit C. While the Springing Cash Management Account is in an Active (springing) account status, the Borrower agrees to maintain a minimum balance of $5,000.00 (the “Peg Balance”) in the Cash Management Account. If at any time during the Active (springing) Cash Management Period, the balance in the Cash Management Account falls below the Peg Balance, Borrower shall promptly deposit into the Cash Management Account sufficient funds to meet the Peg Balance requirement.

Section 2.3. If at any point the Springing Cash Management Account has a Trigger Event resulting in the account going from Active to Inactive, the Lender/Servicer is required to remit any funds associated with the Peg Balance, to the Borrower using the process outlined in Section 3.1 of this Agreement.

Section 2.4. The Cash Management Account shall be a non-interest-bearing account. All amounts then on deposit in the Cash Management Account are deemed an asset of Borrower, subject to the lien and security interest granted Lender hereunder, subject to Lender’s sole dominion and control thereof and all of the terms and conditions of this Agreement.

Section 2.5. In order to further secure the performance by Borrower of the Obligations, Borrower hereby (i) requests that the Cash Management Account be established on its behalf at Deposit Bank in the name set forth above and (ii) acknowledges that (A) the Cash Management Account will be subject to the sole dominion, control and discretion of Lender, subject to the terms, covenants and conditions of this Agreement and the Loan Agreement, (B) Lender (or Servicer, if designated) shall have the sole right to direct disbursements from the Cash Management Account, and (C) neither Borrower nor any other Person claiming on behalf of or through Borrower shall have any right or authority, whether express or implied, to make use of, withdraw, or direct the use or withdrawal of any funds from the Cash Management Account or to give any instructions to Deposit Bank or any other Person with respect to the Cash Management Account.

Section 2.6. The Cash Management Account shall at all times be a “deposit account” as such term is defined in Section 9-102(a)(29) of the Uniform Commercial Code as in effect in the State of New York (the “UCC”) and control of the Cash Management Account shall be vested in Lender in accordance with Section 9-104 of the UCC.

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ARTICLE 3

Allocation and Disbursement of Funds in the Cash Management Account.

Section 3.1. Borrower, Lender and Deposit Bank agree that Deposit Bank will comply with instructions originated by Lender or its Servicer directing disposition of funds in the Cash Management Account (including wire transfers of money from the Cash Management Account pursuant to standing transfer orders and such other actions as shall from time to time be specified in writing by Lender or its Servicer without notice to or further consent of Borrower). Lender agrees that such instructions shall be facilitated through: (i) the PNC PAID portal by their designated users in accordance with users access and permissions listed in Exhibits B-2 and B-3 or (ii) other mutually agreed upon method.

Section 3.2. Payment instructions are to be provided in Exhibit A on the date hereof, and amendments to Exhibit A will be accepted for modifications to payment instructions over the term of this Agreement. Lender or its Servicer may submit modifications to payment instructions through the PNC PAID portal by their designated users in accordance with users access and permissions listed in Exhibits B-2 and B-3. Any modifications submitted by Lender or its Servicer through the PNC PAID portal will be deemed amendments to Exhibit A of this Agreement.

Section 3.3. The insufficiency of funds on deposit in the Cash Management Account shall not relieve Borrower of the obligation to make any payments, as and when due pursuant to the Loan Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever. No provision of this Agreement shall require the Deposit Bank to (i) risk, expend or advance its own funds, or (ii) otherwise, incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Agreement.

ARTICLE 4

Fees of Deposit Bank

Section 4.1. Borrower agrees to pay the fees of Deposit Bank on the last Business Day of each month in accordance with the fee schedule attached hereto as Schedule A. Deposit Bank shall be entitled to debit the Cash Management Account for its fees and any other amounts due under the fee schedule attached as Schedule A.

Section 4.2. Upon the request of Borrower, Deposit Bank shall include its fees in an account analysis statement.

ARTICLE 5

Termination.

Section 5.1. Lender may replace Deposit Bank with a new cash management bank (i) upon five (5) days’ prior written notice to Borrower and Deposit Bank or (ii) immediately upon prior written notice from Lender to Deposit Bank if the Springing Cash Management Account fails to remain an Eligible Account (as defined in the Loan Agreement). Borrower hereby agrees to take all reasonable action necessary to facilitate the transfer of the respective obligations,

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duties and rights of Deposit Bank to the successor bank thereof selected by Lender in its sole and absolute discretion.

Section 5.2. Deposit Bank may resign from its obligations under this Agreement at any time after thirty (30) calendar days’ prior written notice to the other parties hereto, but in no event shall Deposit Bank be released of its obligations hereunder unless and until (i) a bank has been designated by Lender as a successor to Deposit Bank and assumed the obligations of Deposit Bank hereunder and all funds in the Cash Management Account have been transferred to such successor bank or (ii) Lender consents to such release in writing. Lender shall designate a successor to Deposit Bank in its sole and absolute discretion promptly after receipt of notice of resignation by Deposit Bank. Borrower and Lender shall take all reasonable actions necessary to cause such designated successor bank promptly to assume the obligations of Deposit Bank hereunder. However, in the event no successor bank has been appointed ninety (90) days after the Deposit Bank has provided written notice of such resignation, this Agreement shall be terminated and Deposit Bank will transfer all collected and available balances (less any deductions permitted hereunder) in the Cash Management Account to Lender or Servicer or otherwise in accordance with Lender’s or Servicer’s written instructions, not to be unreasonably withheld, and the Deposit Bank shall thereupon be relieved of all further duties and obligations under this Agreement. Notwithstanding anything to the contrary contained in the foregoing, Deposit Bank may resign from this Agreement immediately upon written notice to Lender and Borrower in the event (i) of suspected fraud or illegal activity in connection with the Cash Management Account or this Agreement or (ii) in the sole judgement of the Deposit Bank, it is necessary or desirable to do so because of legal process, applicable law or regulation, or other government guidelines. Notwithstanding any such termination, this Agreement shall continue in full force and effect as to all transactions for which Deposit Bank has commenced processing and as to all rights and liabilities arising prior to such termination.

Section 5.3. Notwithstanding anything to the contrary contained in the foregoing, Deposit Bank may resign from this Agreement upon ten (10) Business Days’ prior written notice to Lender and Borrower in the event of: (i) the insolvency, receivership, or voluntary or involuntary bankruptcy of the Borrower, or the institution of any proceeding therefor, or any assignment for the benefit of the Borrower’s creditors, or (ii) in Deposit Bank’s sole judgment, that the financial condition or business of the Borrower is impaired or Deposit Bank reasonably believes that Borrower may not have sufficient available funds in the Cash Management Account to make payments due under Section 4.1, above. Notwithstanding any such termination, this Agreement shall continue in full force and effect as to all transactions for which Deposit Bank has commenced processing and as to all rights and liabilities arising prior to such termination.

Section 5.4. Except following the effective date of Deposit Bank’s resignation or the early replacement of Deposit Bank as set forth in Sections 5.1 and 5.2 above, Deposit Bank shall not cause or permit the Cash Management Account to be closed without the prior written consent of Lender.

Section 5.5. Lender may terminate this Agreement at any time upon prior written notice to Borrower and Deposit Bank; provided, however, the failure of any notice to be sent to Borrower or the lack of receipt by Borrower of any notice shall not diminish or otherwise affect

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the effectiveness of any notice received by Deposit Bank. Lender agrees to terminate this Agreement promptly upon the occurrence of a Loan Satisfaction Event.

ARTICLE 6

Matters Concerning Borrower.

Section 6.1. Borrower will provide Exhibit B-1 that will list its users, including their access and permissions to be granted access to the PNC PAID portal. All users for the Borrower will have read only access in the PNC PAID portal. Modifications to Borrower’s users and/or their access and permissions will be accepted by amendments to Exhibit B-1. If Borrower has a Master User Agreement in place with Deposit Bank, that agreement will supersede any previous Exhibit B-1s for this Agreement unless it’s stated in Exhibit B-1 that the Master User Agreement users and/or their access and permissions are not applicable to this Agreement.

Section 6.2. Borrower hereby pledges, transfers and assigns to Lender, and grants to Lender, as additional security for the payment and performance of the Obligations, a continuing perfected first priority security interest in and to, and a first lien upon, the following property of Borrower (whether now owned or existing or hereafter acquired and regardless of where located) (all of the same, collectively, the “Collateral”): (i) all of Borrower’s right, title and interest in and to the Cash Management Account and all cash, property or rights transferred to or deposited therein from time to time, and (ii) any and all proceeds (as defined in the UCC) of the foregoing. This Agreement and the pledge, assignment and grant of security interest made hereby shall secure payment of all amounts payable by Borrower to Lender under the Loan Documents. Borrower agrees to execute, acknowledge, deliver, file or do at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to effectuate, assure, convey, secure, assign, transfer and convey unto Lender any of the rights granted by this Agreement and to more fully perfect and protect any lien or security interest granted hereby.

ARTICLE 7

Certain Matters Regarding Lender.

Section 7.1. Lender will provide Exhibit B-2 that will list its users, including their access and permissions to be granted access to the PNC PAID portal. Modifications to Lender’s users and/or their access and permissions will be accepted by amendments to Exhibit B-2. If Lender has a Master User Agreement in place with Deposit Bank, that agreement will supersede any previous Exhibit B-2s for this Agreement unless it’s stated in Exhibit B-2 that the Master User Agreement users and/or their access and permissions are not applicable to this Agreement.

Section 7.2. Borrower agrees that Lender may exercise in respect of the Collateral all rights and remedies available to Lender hereunder or under the other Loan Documents or otherwise available at law or in equity. Borrower acknowledges and agrees that, upon the occurrence and during the continuance of any Event of Default, it will have no further right to request or otherwise require Lender to disburse funds from the Cash Management Account in accordance with the terms of this Agreement, it being agreed that Lender may, at its option, (i) direct Deposit Bank to continue to hold the funds in the Cash Management Account, (ii) continue

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from time to time to apply all or any portion of the funds held in the Cash Management Account to any payment(s) which such funds could have been applied to prior to such Event of Default, to the extent and in such order and manner as Lender in its sole and absolute discretion may determine, or (iii) direct Deposit Bank from time to time to disburse all or any portion of the funds held in the Cash Management Account or other Collateral then or thereafter held by Deposit Bank to Lender, in which event Lender may apply the funds held in the Cash Management Account or other Collateral to the Obligations in any order and in such manner as Lender may determine in its sole and absolute discretion.

Section 7.3. Borrower agrees that, upon the occurrence and during the continuance of any Event of Default, Lender may, at any time or from time to time, collect, appropriate, redeem, realize upon or otherwise enforce its rights with respect to the Collateral in accordance with the Loan Agreement, without notice to Borrower and without the need to institute any legal action, make demand, exhaust any other remedies or otherwise proceed to enforce its rights.

Section 7.4. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Agreement or the other Loan Documents. The remedies provided in this Agreement, the Note, the Loan Agreement and the other Loan Documents are cumulative and not exclusive of any remedies provided at law or in equity.

Section 7.5. In the event of any inconsistency between this Article VII and the provisions of the Loan Agreement, the provisions of the Loan Agreement shall prevail.

ARTICLE 8

Certain Matters Regarding Servicer.

Section 8.1. At the option of Lender, the Loan may be serviced by a Servicer selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a written servicing agreement between Lender and Servicer.

Section 8.2. Servicer will provide Exhibit B-3 that will list its users, including their access and permissions to be granted access to the PNC PAID portal. Modifications to Servicer’s users and/or their access and permissions will be accepted by amendments to Exhibit B-3. If Servicer has a Master User Agreement in place with Deposit Bank, that agreement will supersede any previous Exhibit B-3s for this Agreement unless it’s stated in Exhibit B-3 that the Master User Agreement users and/or their access and permissions are not applicable to this Agreement.

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ARTICLE 9

Amendment; Successor and Assigns; Assignments.

Section 9.1. This Agreement may be amended only by a writing executed by Deposit Bank and Authorized Representatives of Borrower and Lender, with the exception of Exhibits A, B-1, B-2 and B-3. Amendments to Exhibit A can be accepted by Deposit Bank from an Authorized Representative of Lender or its Servicer without notice to other parties to this Agreement. Deposit Bank shall confirm amendments to Exhibit A by telephone call-back to an Authorized Representative specified on the respective Exhibit B-2 or B-3. Amendments to Exhibits B-1, B-2 and B-3 can be accepted by Deposit Bank from an Authorized Representative of each respective party without notice to the other parties to this Agreement.

Section 9.2. This Agreement shall bind and inure to the benefit of and be enforceable by Borrower, Lender and Deposit Bank and their respective successors and assigns.

Section 9.3. Lender shall have the right to assign or transfer rights and obligations under this Agreement without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Agreement; provided, however, that such assignee or transferee shall upon written request deliver to the other parties hereto written confirmation that such assignee or transferee agrees to be bound by the terms of this Agreement.

Section 9.4. Borrower shall have no right to assign or transfer its rights and obligations hereunder without the prior written consent of Lender and Deposit Bank. Deposit Bank shall have no right to assign or transfer its rights and obligations hereunder without the prior written consent of Lender; provided, however that no such consent will be required if such assignment or transfer takes place as part of a merger, acquisition or corporate reorganization affecting Deposit Bank.

ARTICLE 10

Notices.

Section 10.1. Except as otherwise provided in this Agreement (such as directing the disbursement of funds by the Deposit Bank on behalf of Lender), all notices, consents, approvals and requests permitted or required by this Agreement shall be in writing, delivered by personal delivery (whether by messenger or otherwise), overnight courier service, certified or registered mail or by electronic mail, and will be deemed to have been duly given (a) immediately upon personal delivery (whether by messenger, or otherwise), (b) when actually received, in the case of delivery overnight courier service or United States mail, or (c) when delivered to the e-mail address given below, in the case of electronic mail provided that written notification of receipt is obtained from the recipient after completion of the electronic mail transmission.

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If to Lender:

LoanCore Capital Credit REIT LLC

c/o LoanCore Capital

55 Railroad Avenue, Suite 100

Greenwich, Connecticut 06830

Attention: Kimberly Lutterman

Email: xxxxx@loancore.com

LoanCore Capital Credit REIT LLC

c/o LoanCore Capital

55 Railroad Avenue, Suite 100

Greenwich, Connecticut 06830

Attention: Notices

Email: xxxxx@loancore.com

with a copy to:

Firsel Ross Gussis & Alexander

10 Parkway North Boulevard, Suite 110

Deerfield, Illinois 60015

Attention: Samuel P. Gussis, Esq.

Email: xxxxx@firselross.com

If to Borrower:

Envy Development DE, LLC

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Attention: Katy Murless, Chief Financial Officer

Email: xxxxx@stewards.com

with a copy to:

Cozen O’Connor One Liberty Place

1650 Market Street, Suite 2800

Philadelphia, PA 19103

Attention: Howard Grossman, Esq.

Email: xxxxx@cozen.com

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If to Deposit Bank:

PNC Bank, National Association

80 South Eighth Street, Suite 3715

Minneapolis, MN 55402

Attn: CMA PAID TEAM

Email: xxxxx@pnc.com

Phone: 833-762-3855

PNC Bank, National Association

500 First Avenue

Mailstop: P7-PFSC-02-E

Pittsburgh, Pennsylvania 15219

Attention: TM Legal Liaison Team

In all cases, each party hereto shall be entitled to rely on a copy or electronic transmission of any document with the same legal effect as if it were the original of such document. The parties acknowledges that there are certain security, corruption, transmission error and access availability risks associated with using open networks such as the internet and each of Borrower and Lender assumes such risks.

ARTICLE 11

Limitation on Lender’s Liability.

Section 11.1. Lender shall not be liable for any acts, omissions, errors in judgment or mistakes of fact or law, including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising as a result of Lender’s gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise expressly provided for herein or as required by applicable law, Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other right pertaining to any Collateral. Lender is hereby authorized by Borrower to act on any written instruction believed by Lender in good faith to have been given or sent by Borrower.

ARTICLE 12

Mortgagee-in-Possession.

Section 12.1. Borrower hereby confirms and agrees that notwithstanding the provisions of this Agreement, Borrower retains sole control of the operation and maintenance of the Property, subject to the obligations of Borrower under the Loan Agreement, the Security Instrument, the Assignment of Leases and the other Loan Documents, and Lender is not and shall not be deemed to be a mortgagee-in-possession nor shall Lender be subject to any liability with respect to the Property or otherwise based upon any claim of lender liability.

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ARTICLE 13

Standard of Care; Indemnification.

Section 13.1. Deposit Bank shall be responsible for the performance of only such duties as are specifically set forth herein or contained in instructions given to Deposit Bank which are not contrary to the provisions of this Agreement. Deposit Bank will use reasonable care with respect to the safekeeping of property in the Cash Management Account and, except as otherwise expressly provided herein, in carrying out its obligations under this Agreement. Deposit Bank’s responsibility hereunder is limited to any loss occasioned directly by the gross negligence or willful misconduct of Deposit Bank. In no event, however, shall Deposit Bank have any responsibility for consequential, indirect, special, punitive or exemplary damages, whether or not it has notice thereof, nor shall it have any responsibility or liability for the validity or enforceability of any security interest or other interest of Lender or Borrower in the Cash Management Account.

Section 13.2. Except where Deposit Bank has been grossly negligent or has committed willful misconduct, Borrower and Lender will release Deposit Bank from, and Borrower shall indemnify and hold Deposit Bank harmless from and against, any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable counsel fees, whether arising in an action or proceeding among the parties hereto or otherwise) to which Deposit Bank may become subject, or which it may suffer or incur, arising out of or based upon this Agreement or the actions contemplated hereby. The provisions of this Article 13 shall survive termination of this Agreement.

ARTICLE 14

Certain Matters Affecting Deposit Bank.

Section 14.1. Deposit Bank may rely and shall be protected in acting or refraining from acting upon any notice, instruction, demand or certificate believed by it to be genuine and to have been signed or presented by the proper party or parties, and it may be assumed that any person purporting to act on behalf of any party giving any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Deposit Bank may consult with legal counsel and is entitled to rely on the advice of such counsel; provided however, that the foregoing shall not be construed to affect or limit the responsibilities or liabilities of Deposit Bank under this Agreement. This Section 14.1 shall survive the termination of this Agreement.

Section 14.2. The duties and obligations of Deposit Bank hereunder shall be determined solely by the express provisions of this Agreement. Deposit Bank shall not be liable except for the performance of Deposit Bank’s duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against Deposit Bank.

Section 14.3. At the direction of Lender, Deposit Bank shall disburse funds in the Cash Management Account by wire transfer to Lender for final disposition including but not limited to all tax payments and insurance premiums. Deposit Bank shall not be liable for any

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failure to timely pay tax payments or insurance premiums in any case in which Lender shall have directed Deposit Bank to make such payments directly.

Section 14.4. Deposit Bank hereby acknowledges and agrees that (a) the Cash Management Account shall be held by Deposit Bank in the name as set forth in Section 2.1 of this Agreement for the benefit of Lender as secured party, (b) all funds held in the Cash Management Account shall be held for the benefit of Lender, (c) Borrower has granted to Lender a first priority security interest in the Collateral, and (d) Deposit Bank shall not disburse any funds from the Cash Management Account except as provided herein. Deposit Bank hereby waives any right of offset, banker’s lien or similar rights against, or any assignment of, or security interest or other interest in, the Collateral, except that Deposit Bank may charge or set off against the Cash Management Account for (i) any of Deposit Bank’s charges, fees and expenses provided for herein for which Borrower is responsible that have not been paid or satisfied after written demand from Deposit Bank, (ii) all items deposited in and credited to the Cash Management Account and subsequently returned unpaid or with respect to which Deposit Bank fails to receive final settlement, (iii) all charges and obligations and liabilities arising out of any cash management services provided by Deposit Bank under this Agreement, including, but not limited to, transactions that have not been paid or satisfied after written demand from Deposit Bank, and (iv) any amounts deposited in the Cash Management Account in error or as necessary to correct processing errors. If there are insufficient collected funds in the Cash Management Account to cover the amount of any returned check or other adjustment or correction to be debited thereto, Borrower shall repay Deposit Bank the amount of such debit immediately upon written demand.

Section 14.5. If at any time: Deposit Bank (a) is in receipt of a notice from Lender or Servicer which causes a dispute or conflict regarding the disposition of funds in the Cash Management Account, or (b) is served with legal process or a bankruptcy notice which it in good faith believes prohibits the disbursement of the funds deposited in the Cash Management Account, then Deposit Bank shall have the right (i) to place a hold on the funds in the Cash Management Account until such time as it receives an appropriate court order or other assurance satisfactory to it as to the disposition of the funds in the Cash Management Account, or (ii) to commence, at Borrower’s expense, an interpleader action in any competent Federal or State court located in the State of New York, and otherwise to take no further action except in accordance with joint written instructions from Borrower and Lender or Servicer or in accordance with the final order of a competent court, served on Deposit Bank.

Section 14.6. Deposit Bank agrees to provide Borrower, Lender and/or Servicer access to view monthly account statements and daily account activity via Deposit Bank’s online reporting facility, PNC PAID. Borrower shall be deemed at all times to have consented to Deposit Bank’s release of such account information to Lender (and Servicer, if applicable).

ARTICLE 15

Governing Law and Jury Trial Waiver.

Section 15.1. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

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(WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES APPLIED IN NEW YORK). ALL PARTIES HERETO HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. ALL PARTIES HERETO IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NEW YORK SHALL BE DEEMED TO BE DEPOSIT BANK’S “JURISDICTION” WITHIN THE MEANING OF SECTION 9-304 OF THE UNIFORM COMMERCIAL CODE IN EFFECT IN THE STATE OF NEW YORK.

Section 15.2. THE PARTIES HERETO HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY HERETO AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

ARTICLE 16

Miscellaneous

Section 16.1. This Agreement may be executed in any number of counterparts each of which shall be deemed an original and all of which, taken together, shall constitute this Agreement. Delivery of an executed counterpart of a signature page to this Agreement by pdf, facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by pdf, facsimile or other electronic transmission shall, upon request, promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by pdf, facsimile or electronic transmission.

Section 16.2. Borrower hereby acknowledges and agrees that Lender shall be permitted to request from Deposit Bank, and Deposit Bank shall be permitted to provide to Lender, at Borrower’s sole cost and expense, (a) such information as Lender may reasonably request concerning the Cash Management Account, including without limitation, (i) amounts held on deposit in the Cash Management Account, (ii) receipts into the Cash Management Account, (iii) distributions from the Cash Management Account, and (iv) monthly statements and (b) online read-only access to activity in the Cash Management Account via Deposit Bank's online banking portal; provided, however, nothing set forth above shall require Deposit Bank to provide Lender

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with any information concerning the Cash Management Account o~~r~~ which is not typically provided by Deposit Bank in the ordinary course of its business.

Section 16.3. To the extent that the terms of this Agreement are inconsistent with, or prohibited or unenforceable under, any applicable law or regulation, they will be deemed ineffective only to the extent of such prohibition or unenforceability and will be deemed modified and applied in a manner consistent with such law or regulation. Any provision of this Agreement which is deemed unenforceable or invalid in any jurisdiction will not affect the enforceability or validity of the remaining provisions of this Agreement or the same provision in any other jurisdiction.

Section 16.4. Any paragraph or other captions are inserted for convenience only and shall not be considered a part of or affect the interpretation or construction of any of the provisions of this Agreement. This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof, and no oral or prior written statements or representations not incorporated herein shall have any force or effect. This Agreement shall not be effective until signed by Deposit Bank, Lender and Borrower. This Agreement shall be effective even if the Schedules and Exhibits are not attached hereto.

[The Remainder of this Page is Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement in several counterparts (each of which shall be deemed an original) as of the date first above written.

BORROWER:

ENVY DEVELOPMENT DE, LLC,

a Delaware limited liability company

By: /s/ Shaun Quin

Name: Shaun Quin

Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

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LENDER:

LOANCORE CAPITAL CREDIT REIT LLC,

a Delaware limited liability company

By: /s/ Jason Mergen

Name: Jason Mergen

Title: Managing Director

[SIGNATURES CONCLUDE ON FOLLOWING PAGE]

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DEPOSIT BANK:

PNC BANK, NATIONAL ASSOCIATION,

a national banking association

Signature: /s/ Emma MacMillan

Name: Emma MacMillan

Title: Vice President

[END OF SIGNATURE PAGES]

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